                             DATED January 26, 1999



                               CHASELANDS LIMITED


                                     - and -


                           HUGO INTERNATIONAL LIMITED


                                      LEASE
                                     - of -
                                  COOKHAM HOUSE
                          PARK VILLAGE LANGLEY BUSINESS
                       PARK STATION ROAD LANGLEY BERKSHIRE


Term:             10 years from 25.12.1998

Term:       pound sterling 60,000.00 per annum subject to review


                                TROWERS & HAMLINS
                                  Sceptre Court
                                  40 Tower Hill
                                 London EC3N 4DX

                                    CONTENTS

CLAUSE                                                                     PAGE

1.    DEFINITIONS...........................................................1
2.    DEMISE AND RENTS......................................................3
3.    TENANTS COVENANTS.....................................................4
   3.1      TO PAY RENTS....................................................4
   3.2      VAT ON PAYMENTS.................................................4
   3.3      TO PAY RATES ETC................................................4
   3.4      TO REPAIR.......................................................5
   3.5      TO DECORATE.....................................................5
   3.6      UPKEEP OF EQUIPMENT ETC, AND FIRE PRECAUTIONS...................6
   3.7      LANDLORD'S INSPECTIONS AND NOTICE TO REPAIR.....................6
   3.8      TO COMPLY WITH STATUTES.........................................7
   3.9      NOTIFICATION TO THE LANDLORD OF ORDERS ETC......................7
   3.10     NOT TO ALTER....................................................8
   3.11     USE.............................................................8
   3.12     NOT TO AFFIX SIGNS, ETC.........................................9
   3.13     ALIENATION PROVISIONS...........................................9
   3.14     PROVISIONS CONCERNING INSURANCE................................13
   3.15     COMPLIANCE WITH PLANNING LAWS..................................14
   3.16     NOT TO OBSTRUCT WINDOWS, ETC...................................15
   3.17     NOT TO CAUSE NUISANCE..........................................16
   3.18     CONTROL OF PARKING AND LOADING ON COMMON PARTS, ETC............17
   3.19     LANDLORD'S COSTS...............................................18
   3.20     INDEMNITY TO LANDLORD..........................................18
   3.21     RELETTING VIEWING, ETC.........................................19
   3.22     MAKING GOOD BREACH OF COVENANT.................................19
   3.23     APPLICATION TO LANDLORDS AGENT.................................19
   3.24     TO YIELD UP....................................................20
   3.25     NOTICE OF DEATH................................................20
   3.26     COMPLIANCE WITH FREEHOLD COVENANTS.............................20
4.    LANDLORD'S COVENANTS.................................................20
   4.1      QUIET ENJOYMENT................................................20
   4.2      INSURANCE......................................................21
   4.3      SERVICES.......................................................22
5.    PROVISOS.............................................................22
   5.1      FORFEITURE.....................................................22
   5.2      NON-WAIVER OF BREACH OF COVENANT...............................22
   5.3      INTEREST ON ARREARS............................................23
   5.4      RECOVERY OF SUMS DUE...........................................23
   5.5      LANDLORD'S RIGHT TO BUILD, ETC.................................23
   5.6      AGAINST ACQUISITION OF EASEMENT, ETC...........................23

   5.7      SERVICE OF NOTICES.............................................24
   5.8      CONCERNING USER................................................24
   5.9      MANAGEMENT OF COMMON PARTS.....................................24
   5.10     RENT ABATEMENT.................................................24
   5.11     DISPUTES.......................................................25
   5.12     COMPENSATION...................................................25
   5.13     PARTY WALLS....................................................25
   5.14     DISPOSAL OF LANDLORDS INTEREST.................................25
   5.15     SCHEDULE OF DILAPIDATIONS......................................25
   5.16     WHOLE AGREEMENT................................................26
6.    SURETY'S COVENANT....................................................26
7.    NEW LEASE............................................................27
8.    BREAK OPTION.........................................................27
9.    STAMP DUTY CERTIFICATE...............................................28



THE FIRST SCHEDULE

            PART 1: THE DEMISED PREMISES...................................28

THE SECOND SCHEDULE

            RIGHTS AND EASEMENTS GRANTED TO THE TENANT.....................29

THIRD SCHEDULE

            EXCEPTIONS AND RESERVATIONS....................................29

THE FOURTH SCHEDULE

            RENT REVIEW....................................................31

THE FIFTH SCHEDULE

            THE SERVICE RENT...............................................33

THE SIXTH SCHEDULE

            THE SERVICES...................................................35

SEVENTH SCHEDULE

            AUTHORISED GUARANTEE AGREEMENT AND LICENCE TO ASSIGN...........37

THIS LEASE is made this 26th day of January 1999.

BETWEEN:

CHASELANDS LIMITED whose registered office is at 9 Grosvenor Street, London W1. ("the LANDLORD")

            HUGO INTERNATIONAL LIMITED whose registered office is at l22A Nelson Road Whitton Twickenham Middlesex TW2 7AY ("the TENANT")

WITNESSES as follows:

1.          DEFINITIONS

1.1 In this Lease unless the context precludes the following words and expressions shall have the following meanings:

            "THE PLAN" the plan annexed hereto which is for identification purposes only.

            "THE ESTATE" the land at Langley Business Park Station Road Langley Berkshire shown edged green on the Plan together with the buildings and works from time to time erected or standing thereon and known as Park Village.

            "THE DEMISED PREMISES" the premises forming part of the Estate and described in the First Schedule.

            "THE PARKING SPACES" 17 spaces within the Estate as shown edged yellow on the Plan or such substituted spaces as may be designated from time to time by the Landlord.

            "THE SERVICE MEDIA" the watercourses, water supply pipes, waste water pipes, soil pipes, drains, sewers, gutters, downpipes, gas pipes, fuel pipes, oil pipes, electricity cables, telephone cables, ducts, flues, wires cables serving the Estate together with any other media for the provision of the services.

            "THE INSURED RISKS" the risks against which the Landlord may from time to time insure pursuant to clause 4:2 hereof.

            "THE SERVICES" the services and amenities set out in the Sixth Schedule hereto to be provided by the Landlord pursuant to the covenant on its part hereinafter contained.

            "THE SERVICE COSTS" the total costs expenses outgoings or otherwise paid discharged incurred or which may be paid discharged or incurred either by the Landlord or on the Landlords behalf in or in connection with the provision of the Services.

            "THE SERVICE RENT" 17.02% of the Service Costs and payable by the Tenant in accordance with the provisions of the Fifth Schedule hereto

            "ACCOUNTING PERIOD" any yearly period commencing on 1st January in any year and ending on 31st December in any year or such other yearly period as the Landlord may from time to time specify

            "THE COMMON PARTS" all parts of the Estate which are neither demised nor intended to be demised including (without prejudice to the generality of the foregoing) the service roads footpaths pavements street lighting perimeter walls and fences gates sheds and stores street signs and Service Media (except any parts of the Service Media hereby demised or exclusively serving any other premises within the Estate and intended to be demised therewith) and the landscaped areas

            "THE PLANNING ACTS" the Town and Country Planning Acts 1971 to 1977 and any Act or Acts for the time being in force amending or replacing the same and any Orders Regulations or Directions issued or continued in force under or by virtue of the said Acts

            "THE TERMS" the term of years created by Clause 2 hereof and any statutory extension or continuation thereof

            "THE LANDLORD'S AGENT" means the person or firm appointed by the Landlord to act for all or any of the purposes of this Lease

            "THE PRINCIPAL RENT" means the clear rent specified in clause 2:1 hereof or such sum as is determined in accordance with the Fourth Schedule hereto

            "THE REVIEWED RENT" means the rent specified in paragraph 1:3 of the Fourth Schedule hereto

1.2 Words importing the singular number only include the plural number and vice versa and when there are two or more persons included in the expressions "the Landlord" or "the Tenant" covenants expressed to be made by "the Landlord" or "the Tenant" (as the case may be) shall be deemed to be made by such persons jointly and severally

1.3 the expression "person or persons" shall include a corporate body or firm

1.4 The expression "the Landlord" shall include the person or persons for the time being, entitled to the reversion immediately expectant on the term and the expression "the Tenant" shall include the person or persons for the time being entitled to the Term

1.5 The words "development" and "material development" shall have the meanings ascribed thereto by the Planning Acts or any statutory modification or reenactment thereof

2.          DEMISE AND RENTS

            In consideration of the rents and the covenants on the part of the Tenant hereinafter reserved and contained the Landlord HEREBY DEMISE unto the Tenant ALL THAT the Demised Premises TOGETHER WITH the rights (in common with the Landlord and all others from time to time entitled thereto) specified in the Second Schedule hereto EXCEPT AND RESERVING to the Landlord and all others entitled thereto and the owners and occupiers for the time being of each and every part of the Estate the right specified in the Third Schedule hereto and SUBJECT TO all rights easements quasi easements and privileges as are now used and enjoyed against the Demised premises by any adjoining adjacent or neighboring property or land TO HOLD the same (except and reserved as aforesaid) unto the Tenant from the 25th day of December 1998 for a term of 10 years YIELDING AND PAYING therefor during the Term to the Landlord the following rents:

2.1 First until 25 December 2003 the clear rent of Sixty Thousand Pounds (pound sterling 60,000.00) by equal quarterly payments in advance on the usual quarter days the first payment in respect of the period from the 25 day of December 1998 to the quarter day next following being paid on the execution hereof AND on 25.12.2003 and thereafter a clear yearly rent equal to the Reviewed Rent ascertained and payable in accordance with the provisions of the Fourth Schedule hereto; and

2.2 A sum or sums of money in each year of the Term equal to the amount or amounts (including any increased premiums payable by reason of any act neglect or default of the Tenant or other the occupier for the time being of the Demised Premises or servants agents or visitors of the Tenant or the said occupier of the Demised Premises or by reason of the trade or business carried on from time to time in the Demised Premises) which the Landlord shall reasonably expend in each year in or in respect of effecting or maintaining insurance against the Insured Risks (or if the Demised Premises are insured jointly with other premises such sum or sums attributable to the Demised Premises as shall be determined by the Landlord) such sum or sums to be paid on demand at any time PROVIDED THAT the Landlord's insurance by way of a block policy including other properties within its portfolio will not be deemed to be a breach of this Clause; and

2.3 Such additional sums as may from time to time be payable pursuant to paragraph 7.2 of the Fourth Schedule; and

2.4 The Service Rent in accordance with the provisions of the Fifth Schedule hereto including such sums on account of the Service Rent as therein mentioned

2.5         On demand all interest payable in accordance with Clause 5.3

3.          TENANTS COVENANTS

            The Tenant HEREBY COVENANTS with the Landlord for itself and its successors and assignees to observe and perform throughout the Term the following conditions and obligations:

3.1         TO PAY RENTS

3.1.1 To pay the reserved rents on the days and in the manner as specified in clause 2 without any deduction whatsoever except income tax in accordance with the statutory powers of deduction by the Tenant for the time being

3.1.2 To pay the Principal Rent the Reviewed Rent and the Service Rent in such manner as the Landlord shall from time to time direct and if so required by the Landlord to pay by bankers Standing Order or by Direct Debit in such form as may from time to time be furnished by the Landlord and in favour of such account at such bank as the Landlord shall from time to time direct PROVIDED that any rents paid in this manner shall be deemed not to have been received by the Landlord until the same shall have been received by the Landlord's said bank

3.2         VAT ON PAYMENTS

            To pay all Value Added Tax properly payable on any sums of money chargeable thereto due from the Tenant under this Lease and to indemnify the Landlord against liability to pay Value Added Tax on any such sums

3.3         TO PAY RATES ETC

3.3.1 To pay and discharge all existing and future rates taxes duties levies charges assessments impositions and outgoings whatsoever whether parliamentary county municipal parochial local or of any other description and whether of the nature of capital or revenue and even though of a wholly novel character which are now or may at any time hereafter be taxed assessed charged or imposed upon the Demised Premises or on the owner or occupier in respect thereof except only such as the owner is by law bound to pay notwithstanding any contract to the contrary

3.3.2 In the event of the Tenant vacating the Demised Premises or any part thereof earlier than the date of determination of this Lease (howsoever determined) to indemnify and keep indemnified the Landlord in respect of any loss suffered by the Landlord as a result of being precluded from obtaining general and other rates relief for empty premises for any period after such determination by virtue of the Tenant having allowed the Demised premises or any part thereof to become vacant for a period prior to such determination

3.4         TO REPAIR

3.4.1 From time to time and at all times during the Term well and substantially to renew repair uphold clean support maintain and amend and keep in good and substantial repair and condition and in good decorative order the Demised Premises and every part thereof and all improvements thereto or replacements thereof and also the Landlord's fixtures and fittings from time to time therein and including (without prejudice to the generality of the foregoing) the glass in the windows and doors the coverings of the walls floors and ceilings the Service Media serving the Demised Premises and sanitary and water apparatus comprised in and used for the benefit of the Demised Premises

3.4.2 To keep those parts of the Demised Premises which are not built upon in neat and tidy condition and (as regards hard surfaced areas) in good and substantial repair

3.4.3 Provided that the obligations of the Tenant under paragraphs 3.4.1 or 3.4.2 shall not extend to making good damage occasioned by any of the Insured Risks unless the insurance of the Demised Premises (either alone or jointly with other adjoining premises of the Landlord) shall have been rendered void or voidable or payment of the policy monies shall have been refused or withheld in whole or in part in consequence of any act or default on the part of the Tenant or of the servants agents or visitors of the Tenant

3.5         TO DECORATE

3.5.1 In the third year of the Term and in every succeeding period of three years thereafter to prepare and decorate the exterior of the Demised Premises PROVIDED that such external decoration shall include:

            (i) the preparation and painting of all the previously painted outside wood metal and cement parts and all other exterior parts previously painted with three coats at least of good quality paint

            (ii) the preparation treatment polishing and maintenance of all the outside work now so treated with good quality materials

            (iii) the cleaning of the brickwork and other finishes to the exterior

            (iv) the cleaning and treatment in a suitable manner for its maintenance in good condition of all the outside hardwood and metal and other work not required to be painted or polished and the cleaning of all washable surfaces

3.5.2 In every fifth year of the Term and also in the last year thereof (terminate when it may) in a proper and workmanlike manner to prepare and paint or otherwise suitably treat all the inside parts of the Demised Premises previously or usually painted or preserved with two coats at least of good quality paint or other suitable materials of good quality AND so that in the last year of the Term the tints colours and patterns of all such works of internal painting and decoration shall be previously approved by the Landlord

3.5.3 To clean the windows of the Demised Premises (internally and externally) as necessary and at least once in every calendar month

3.6         UPKEEP OF EQUIPMENT ETC, AND FIRE PRECAUTIONS

3.6.1 To keep the Landlords fixtures and fittings and all lighting heating ventilation and drainage systems water supply gas electricity lifts and all means of security and all installations fire fighting equipment (if any) and all other machinery plant and apparatus (if any) (including electrical wiring gas and oil and other necessary pipes) in good working order repair and condition and from time to time to replace (as and when necessary) the same or any of them by suitable articles or equipment of similar and modern kind and equal value to the reasonable satisfaction of the Landlord or the Landlord's Agent

3.6.2 At all times during the Term fully and adequately to supply and equip the Demised Premises with fire fighting and extinguishing equipment apparatus and appliances and whenever required by any statute regulation or competent authority but in any event at least once in every six months to have the same inspected and maintained by a competent person and not to obstruct or permit to be obstructed the access to or means of working any such equipment apparatus or appliances or any means of escape and to comply with all regulations requirements and recommendations of the Insurers or any competent authority in relation to means of escape from the Demised Premises in case of fire or in relation to fire precautions generally

3.7         LANDLORD'S INSPECTIONS AND NOTICE TO REPAIR

3.7.1 Upon the Landlord giving at least 24 hours prior notice (save in case of emergencies) to permit the Landlord and its agents and workmen at all reasonable times to enter the Demised Premises for the purposes of viewing the condition or user thereof or for inspecting any works in progress or for taking inventories of the fixtures and things to be surrendered at the expiration of this Lease and upon written notice by the Landlord to execute any repairs lawfully required by such notice for which the Tenant is liable under the provisions hereof and if the Tenant shall not execute such repairs within three months of the date of service upon it of such notice or sooner in case of emergency but in any event without any delay the Landlord may itself enter the Demised Premises with workmen and others and execute such repairs and the costs incurred by it in so doing including any architect's surveyors' and solicitors' fees together with interest thereon at the rate specified in Clause 5.3 hereof from the date of expenditure to the date of payment by the Tenant shall be paid by the Tenant to the Landlord on demand and recoverable by the Landlord as rent in arrear

3.7.2 Upon the Landlord giving at least 72 hours prior notice (save in case of emergencies) to permit the Landlord and others authorised by the Landlord with workmen and others and with any appropriate materials and equipment at all reasonable times to enter the Demised Premises for the purpose of executing any extensions and alterations to or upon any adjoining adjacent neighbouring premises property or land and any of the conducting media apparatus or works in through or over the Demised Premises the person so entering causing as little inconvenience to the Tenant as reasonably practicable and making good to the reasonable satisfaction of the Tenant all damage occasioned to the Demised Premises by such entry

3.8         TO COMPLY WITH STATUTES

3.8.1 At all times during the Term at the Tenant's own expenses in all respects to comply with and do all acts and things and execute all such works and provide all arrangements as may be required under the provisions of all statutes already or hereafter to be passed (including without derogation from the generality of this paragraph the Factories Act 1961 the Offices Shops and Railway Premises Act 1963 the Fire Precautions Act 1971 the Defective Premises Act 1972 the Control of Pollution Act 1974 and the Health and Safety at Work etc. Act 1974 (where applicable) or any statutory modification or reenactment thereof for the time being in force) and bye-laws and all orders and regulations made thereunder and the requirements of any competent authority or court of competent jurisdiction which relate to the Demised Premises or to the user thereof or to any fixtures machinery plant or chattels for the time being affixed thereto or which are for the benefit of the persons employed in or about the Demised Premises whether such compliance or acts things works or arrangements are required of the Landlord or the Tenant or other occupier of the Demised Premises AND not to do or omit or suffer to be done or omitted in or about the Demised Premises any act or thing whereby the Landlord may under any enactment incur or have imposed upon it or become liable to pay any penalty damages compensation costs expenses or charges AND at all times to keep the Landlord filly and effectually indemnified against all penalties damages compensation costs expenses charges demands claims or liability arising as aforesaid either in respect of the Demised Premises or premises used by the Tenant for the purposes of but not comprised in the Demised Premises

3.9         NOTIFICATION TO THE LANDLORD OF ORDERS ETC

            To give notice forthwith to the Landlord of any:

3.9.1 notice order direction requisition or permission or proposal for the same made given or issued to the Tenant by any government department local or public or other competent authority under or by virtue of any statutory powers and relating to or affecting or likely to affect the Demised Premises or any part thereof or the use thereof Together with a certified true copy thereof AND without delay to comply with such notice order direction requisition permission or proposal AND also at the request and cost of the Landlord to make or join in making such objections or representations against or in respect of any such notice order direction requisition or proposal as the Landlord may require

3.9.2       relevant defect in the Demised Premises within the meaning of
            Section 4 of the Defective Premises Act 1972 or any statutory modification or re-enactment thereof (if applicable)

3.9.3 damage to or destruction of the Demised Premises or any part thereof whether caused by occurrence of any of the Insured Risks or otherwise

3.10        NOT TO ALTER

            Not to carry out nor cause or permit or suffer to be carried out to the Demised Premises or to any part thereof (except in accordance with plans and specifications previously submitted in triplicate to and approved in writing by the Landlord by way of a licence deed and in accordance with any requirements of the Landlord's insurers) the erection of any new buildings on the Demised Premises or any part thereof or any external or internal alterations or additions whatsoever to the Demised Premises or to the heating apparatus electrical installations or sprinkler system (if any) therein PROVIDED that:

3.10.1 the Tenant may without such formal consent (i) erect maintain or alter internal partitioning or other items of a non-structural nature subject to the Tenant at the end or sooner determination of the Term if so requested by the Landlord removing any such partitions and other items and restoring the Demised Premises to their former state and condition and (ii) while this Lease is vested in the Tenant (here meaning Hugo International Limited only) effect alterations to the electrical installation in accordance with any relevant terms conditions and regulations of the Institution of Electrical Engineers and the electricity supply authority subject to the Tenant notifying the Landlord forthwith following such alterations

3.10.2 the Tenant shall forthwith upon completion of any alteration addition or erection notify the Landlord in writing of the value thereof for insurance purposes and the Landlord shall not be liable to effect insurance thereof in accordance with Clause 4.2 until seven days after receipt by the Landlord of such notification

3.11        USE

            Not to use or permit or suffer the Demised Premises to be used otherwise than for business purposes within Class B.1 of the Town and Country Planning (Use Classes)

            Order 1987 PROVIDED THAT such use shall throughout the term be first approved by the Landlord (such approval not to be unreasonably withheld)

3.12        NOT TO AFFIX SIGNS. ETC

3.12.1 Not to affix or exhibit or permit to be affixed or exhibited any figure or letter advertisement poster placard nameplate or sign (whether illuminated or not) whatsoever in to or upon the Demised Premises or any part thereof which is visible from outside the Demised Premises other than those whose size design and location has previously been approved by the Landlord and such approval shall not be unreasonably withheld

3.12.2 On the expiration or sooner determination of the Term (if required by the Landlord) to remove or efface any such signboard or nameplate as aforesaid

3.13        ALIENATION PROVISIONS

3.13.1 Save pursuant to a transaction permitted by and effected in accordance with this Lease the Tenant will not:

            (i) part with possession of the whole or any part of the Demised Premises or

            (ii) permit another to occupy the whole or any part of the Demised Premises or

            (iii) share the occupation of the whole or any part of the Demised Premises or

            (iv) hold the whole or any part of the Demised Premises on trust for another

3.13.2 The Tenant will not assign underlet or mortgage part only of the Demised Premises.

3.13.3 Subject to clauses 3.13.4 and 3.13.5 the Tenant will not assign or mortgage the whole of the Demised Premises without the prior written consent of the Landlord which will not be unreasonably withheld or delayed

3.13.4 If any of the following circumstances (which are specified for the purposes of the Landlord and Tenant Act 1927 section 19 (lA)) applies either at the date when application for consent to assign is made to the Landlord or after that date but before the assignment has taken place the Landlord may withhold or revoke its consent:

            (i) any sum due from the Tenant under this Lease remains unpaid or any other material breach of covenant by the Tenant has not been remedied

            (ii) in the reasonable opinion of the Landlord the assignee is not of sufficient financial standing to enable it to comply with the tenant's covenants and conditions contained in this Lease throughout the Term

            (iii) the assignee is a company that is in the same group of companies (within the meaning of the Landlord and Tenant Act 1954 section 42) as the Tenant unless the assignee company shall be of a similar or better financial standing to that of the Tenant when this restriction shall not apply

            (iv) the assignee or any guarantor for the assignee (other than any guarantor under an authorised guarantee agreement) is resident in (or being a corporation is registered in) a jurisdiction in which a court order obtained in England and Wales will not be enforced against the assignee or guarantor but the Landlord may also withhold or revoke it consent in any other circumstances where it would be reasonable to do so

3.13.5 The Landlord may impose any or all of the following conditions (which are specified for the purposes of the Landlord and Tenant Act 1927 section 1 9(lA)) on giving any consent to an assignment by the
            Tenant:

            (i) before the earlier of any assignment or giving occupation to the assignee the Tenant requesting consent to assign (together with the assignee and any former tenant who by virtue of the Landlord and Tenant (Covenants) Act 1995 section 11 was not released on an earlier assignment of this Lease) will enter into an authorised guarantee agreement with the Landlord in the terms set out in the Seventh Schedule or in terms from time to time reasonably determined by the Landlord

            (ii) if reasonably so required by the Landlord on an assignment to a limited company the assignee will ensure that at least two directors of the company or some other guarantors acceptable to the Landlord enter into direct covenants with the Landlord in the form of CLAUSE 6

            (iii) if reasonably so required by the Landlord the assignee will execute and deliver to the Landlord prior to the assignment a rent deposit deed for such sum as the Landlord may reasonably determine in such form as the Landlord may reasonably require together with the payment by way of cleared funds of the sum specified in the rent deposit deed

            (iv) the application for consent to the assignment must be accompanied by:

            (a) certified copies of the assignee's and (where appropriate) any guarantor's audited accounts for each of the three financial years immediately preceding the date of the application for consent to the assignment

            (b) references from the assignee's and (where appropriate) any guarantor's bankers confirming that the assignee and (where appropriate) any guarantor are considered good for the rents payable under this Lease and if the assignee is a tenant of other premises a reference from at least one of its landlords confirming that the assignee has been a satisfactory tenant

            (c) an undertaking from solicitors acting for the Tenant of for the assignee to pay all costs disbursements and any VAT thereon which may properly be incurred by the Landlord in considering the application whether or not consent is granted and in granting consent (if it is granted)

            (v) upon or before any assignment the Tenant will give to the Landlord a copy of the health and safety file required to be maintained under the CDM Regulations containing full details of all works undertaken to the Demised Premises by the Tenant

            (vi) the assignment shall not take place until any necessary consent of any superior landlord or mortgagee has been obtained and any lawfully imposed condition of such consent satisfied but the Landlord may also impose any other condition which it would be reasonable to impose

3.13.6 Not to underlet the whole of the Demised Premises without first procuring:

            (i) a direct covenant by the undertenant with the Landlord to perform and observe (while bound by the tenant covenants in the underlease) all of the tenant covenants and the other provisions in this Lease (other than the payment of the rents) and in the proposed underlease

            (ii) if the Landlord reasonably so requires an acceptable surety who will execute and deliver to the Landlord a deed containing direct covenants with the landlord in the terms contained in CLAUSE 6 (mutatis mutandis) or in such terms as the Landlord reasonably requires

            (iii) the written consent of the Landlord (which will not be unreasonably withheld) and (where necessary) of any mortgagee

            (iv) that any underlease to be granted under this Lease shall:

            (a) be granted without fine or premium and at a rent not less than the higher of the Basic Rent and the highest annual rent reasonably obtainable for the Demised Premises at the time of such underlease

            (b) contain (where the term of such underlease extends beyond a Date of Review) provisions for rent review consistent in all respect with the terms set out in the FOURTH SCHEDULE

            (c) contain a condition for re-entry on breach of the underlease by the undertenant

            (d) contain restrictions no less stringent than those in this Lease as to assignment mortgaging charging parting with possession or sharing occupation of the Demised Premises provision for registration with the Landlord and an absolute prohibition against underletting

            (e) contain a covenant by the undertenant with the Tenant to perform and observe all the tenant covenants and the other provisions contained in this Lease (other than the payment of the rents)

            (f) contain a covenant by the undertenant with the Tenant not to do anything inconsistent with or in breach of this Lease

            (v) that any underlease is excluded from the provisions of Sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 (as amended by Section 5 of the Law of Property Act 1969)

3.13.7      (i)         The Tenant will enforce the performance and observance
                        by every undertenant of the covenants provisions and conditions of any underlease and will not at any time either expressly or by implication waive any breach

            (ii) The Tenant will not vary the terms of any underlease or agree so to do without the prior written consent of the Landlord (such consent not to be unreasonably withheld)

            (iii) The Tenant will ensure that the rents reserved by any underlease shall not be commuted or payable more than one quarter in advance and will not permit the reduction of any rents reserved by any underlease

            (iv) The Tenant will ensure that in any underlease the rent is reviewed in accordance with its terms and will not agree with the undertenant any reviewed rent or any rent payable on any renewal without the prior written consent of the Landlord (such consent not to be unreasonably withheld) and further that if the rent under any underlease is to be determined by an independent person the Tenant will permit the Landlord to make representations as to the rent payable to that independent person

3.13.8 Any consent granted pursuant to this Lease shall only be valid for a period of three months from the date thereof unless it is acted upon within such period

3.13.9 The Tenant will when application is made to the Landlord for consent furnish the Landlord with full written details setting out in the case of an assignment all the terms and conditions and in the case of an underletting the annual rent and the service charge (if any) and other payments to be made by the intended undertenant

3.13.10 Within one month after completion thereof the Tenant will give notice of and to send to the Landlord or its solicitors certified copies of all assignments transfers mortgages charges underleases tenancy agreements probates of wills letters of administration assets and other dispositions of the Demised Premises or any estate or interest in them howsoever remote or inferior and the Tenant will pay the Landlord's or its solicitors' proper fees of not less than pound sterling 25 for the registration of every such document

3.13.11 Nothing in this Clause 3.13 shall prevent the Tenant with the consent in writing of the Landlord (which consent shall not be unreasonably withheld) from sharing possession of the whole or any part or parts of the demised premises with any company which is for the time being a member of the same group as the Tenant (within the meaning of Section 42 of the Landlord and Tenant Act 1954 as amended) PROVIDED THAT:

            (i) no relationship of landlord and tenant shall be created between such company and the Tenant

            (ii) such company shall not be permitted to have exclusive occupation of any part of the Demised Premises

3.14        PROVISIONS CONCERNING INSURANCE

3.14.1 Not to do or omit or suffer to be done or omitted any act or thing whatsoever which may render void or voidable or otherwise prejudice any policy for the insurance of the Demised Premises or any part thereof or of the Landlord's fixtures and fittings therein or of any adjoining or neighbouring property (whether or not part of the Estate)

3.14.2 To reimburse to the Landlord on demand any expenses incurred by the Landlord in the renewal of any such policy or policies rendered necessary by a breach of the Tenant's obligations under Clause 3.14.

3.14.3 If any such act or omission by the Tenant or any use to which Tenant may put the Demised Premises results in an increase in the rate of premium or loading for the insurance of the Demised Premises or of any adjoining property (whether or not part of the Estate) the Tenant shall be bound to reimburse to the Landlord all such increase or loading

3.14.4 If the Demised Premises or any part thereof or any adjoining or neighbouring property of the Landlord (whether or not part of the Estate) or any part thereof is damaged or destroyed by any of the Insured Risks at any time during the Term and the insurance money under any insurance thereof effected by the Landlord is wholly or partly irrecoverable by reason solely or in part of any act neglect or default of the Tenant its lessees agents servants or visitors then and in every such case the Tenant will forthwith pay to the Landlord the whole or a fair proportion of the cost (including professional or other fees) of completely rebuilding reinstating or repairing the Demised Premises or such adjoining or neighbouring property

3.14.5 If at any time the Tenant is entitled to the benefit of any insurance on the Demised Premises then to apply all monies received by virtue of such insurance in making good with all speed the loss or damage in respect of which the same shall have been received

3.15        COMPLIANCE WITH PLANNING LAWS

            In relation to the Planning Acts:

3.15.1 not to do or omit or permit to be done or omitted anything on or in connection with the Demised Premises the doing or omission of which shall be a contravention of the Planning Acts and to indemnify the Landlord against all actions proceedings damages penalties costs charges claims and demands in respect of such acts and omissions

3.15.2 not to make any application to the local planning or other authority for consent under the Planning Acts without the prior written consent of the Landlord and to indemnify the Landlord against the costs of any application for planning permission and the works and things done in pursuance thereof

3.15.3 If the Landlord gives written consent to any of the matters in respect of which the consent of the Landlord shall be required under the provisions of Clause 3.10 and 3.12 above or otherwise and if permission from any authority under the Planning Acts is necessary for such matters to apply at the cost of the Tenant to the local planning authorities for all licences consents and permissions which may be required and to give notice to the Landlord of the grant or refusal (as the case may be) of all such licences consents and permissions together with a copy thereof forthwith on the receipt thereof

3.15.4 If the licence consent or permission is granted only with modifications or subject to conditions not to accept such modifications or conditions without the consent in writing of the Landlord and to give the Landlord forthwith full particulars of such modifications or conditions and if such modifications or conditions shall in the opinion of the Landlord be undesirable then the Tenant shall at the request of the Landlord withdraw its application

3.15.5 Unless the Landlord shall otherwise direct to carry out before the expiration or sooner determination of the Term any works stipulated to be carried out to the Demised

            Premises by a date subsequent to such expiration or sooner determination as a condition of any planning permission which may have been granted during the Term

3.15.6 Not to serve any purchase notice under the Planning Acts requiring any local or other authority to purchase the Tenant's interest in the Term without first offering to surrender this Lease to the Landlord at the price which might reasonably be expected to be obtained from the local or other authority pursuant to such purchase notice such price in the absence of agreement between the parties to be referred to the decision of an independent surveyor (who shall act as an expert and not as an arbitrator) nominated on the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors

3.15.7 If the Tenant shall receive or shall have been entitled to receive any compensation with respect of its interest hereunder because of any restriction placed upon the use of the Demised Premises under or by virtue of the Planning Acts then if and when the Tenant's interest hereunder shall be determined however that event may occur the Tenant shall forthwith make such provision as is just and equitable for the Landlord to receive its due benefit from such compensation

3.15.8 If and when called upon so to do to produce to the Landlord all such plans documents and other evidence as the Landlord may reasonably require in order to satisfy the Landlord that the provisions of this Clause 3.15 have been complied with in all respects

3.16        NOT TO OBSTRUCT WINDOWS, ETC.

3.16.1 Not to stop up darken or obstruct or suffer to be stopped up darkened or obstructed any of the windows lights or ventilators belonging to the Demised Premises nor to permit any easement or right belonging to or used with the Demised Premises to be obstructed or lost

3.16.2 Not knowingly to permit or suffer any encroachment upon the Demised Premises or the acquisition of any new right to light passage drainage or other easement on under or over the Demised Premises or any part thereof and in case any encroachment or easement whatsoever shall be made or acquired or threatened to be made or acquired by any person or persons whomsoever forthwith to give notice thereof in writing to the Landlord and at the cost of the Tenant to adopt all such means and take such actions as may be reasonably required by the Landlord for preventing any such encroachment or the acquisition of any such easement failing which it shall be lawful for the Landlord and its employees agents and workmen to enter upon the Demised Premises and to do the same and the costs incurred by the Landlord in so doing shall be paid by the Tenant to the Landlord on demand

3.17        NOT TO CAUSE NUISANCE

3.17.1 Not to keep or deposit or permit or suffer to be kept or deposited on the Demised Premises any goods or materials of a dangerous combustible or explosive nature nor any materials of any nature the keeping of which may contravene a statute or order or local regulation or bye-law

3.17.2 Not to do or permit or suffer to be done on the Demised Premises or any part thereof or on the Parking Spaces or the Common Parts anything which shall be or tend to be or cause a nuisance damage annoyance disturbance or inconvenience to the Landlord or the owners lessees or occupiers of any adjoining or neighbouring premises (whether or not part of the Estate)

3.17.3 From time to time during the term to pay all costs charges and expenses incurred by the Landlord in abating a nuisance caused by the Tenant its servants agents or visitors on the Demised Premises or on any other part of the Estate whether or not in pursuance of a notice served by any local or other authority

3.17.4 Not to deposit or permit or suffer to be deposited on any part of the Demised Premises (except in receptacles approved by the Landlord) or on any of the Common Parts any rubbish or refuse

3.17.5 To comply with all such reasonable regulations as the Landlord shall from time to time make under the powers reserved to it by paragraph 8 of the Third Schedule hereto

3.17.6 Not to install or suffer to be installed in the Demised Premises any machinery which shall be noisy or which may cause dangerous vibration or be a nuisance to the Landlord owners lessees or occupiers of adjoining or neighbouring premises and not to impose upon the roof or the walls or the floor of the Demised Premises any strain in excess of that which they are designed to bear with due margin for safety

3.17.7 Not to hang exhibit place put store deposit or expose outside any part of the buildings comprised in or including the Demised Premises or on or about the Common Parts any goods articles or things for sale hire rent or otherwise and not to permit or suffer any of the aforesaid things to be done

3.17.8 Not to commit or permit or suffer to be committed any waste whether permissive voluntary or ameliorating in or upon the Demised Premises

3.17.9 Not to allow to pass into or through the conducting media serving the Demised Premises any noxious noisome or deleterious effluent or other substance which may cause an obstruction to or injure the conducting media (and in the event of any such obstruction or injury forthwith to make good such damage to the reasonable satisfaction of the Landlord's surveyor) nor to discharge or allow to be discharged therein any fluid or substance of a poisonous or noxious nature which might eventually be deposited therefrom into the water of any stream river or otherwise so as to cause pollution or change the composition thereof and the Tenant shall employ such plant as may be reasonably required by the Landlord or by any competent authority for treating any deleterious effluent or pollutant before permitting the same to pass into the sewers drains or watercourses serving the Estate or any part thereof

3.17.10 Not to hold or permit any sale by auction to be held upon the Demised Premises or any part thereof nor to use or permit or suffer the Demised Premises or any part thereof nor to use or permit or suffer the Demised Premises or any part thereof to be used as a dwelling place or for sleeping therein or as a betting office or amusement arcade or otherwise in connection with gambling or gaming for monetary or other prizes or as a sex shop or for the sale of alcohol or for any public meeting nor to carry on or use or permit the Demised Premises or any part thereof to be used for any noisome offensive or dangerous trade manufacture business or occupation or for any illegal or immoral purpose

3.17.11 Not to bring or keep or suffer to be brought or kept upon the Demised Premises anything which in the opinion of the Landlord is or may become unclean unsightly or detrimental to the Demised Premises or to the general amenity of the Estate

3.17.12     To preserve and maintain all trees (if any) upon the Demised
            Premises

3.17.13 To ensure that the Demised Premises are adequately ventilated at all times due regard being had to the nature of the Tenant's occupation and use thereof

3.18        CONTROL OF PARKING AND LOADING ON COMMON PARTS, ETC.

3.18.1 Not to park or permit to be parked any vehicle of the Tenant its servants agents visitors suppliers or contractors on the Common Parts and not to cause or permit or suffer any obstruction or damage thereto

3.18.2 To ensure that all goods arriving at or despatched from the Demised Premises shall be loaded or unloaded as the case may be within the loading bays in such a way that no obstruction of access to any adjoining or adjacent premises is caused and that the Common Parts are kept clear at all times

3.18.3 To ensure that all vehicles of the Tenant its servants agents visitors suppliers and contractors entering and leaving the Development do so only at the vehicular access points constructed for that purpose

3.18.4 Not to use the Parking Spaces for any purpose other than the parking on each space of one private motor car or light commercial vehicle of the Tenant its employees visitors or agents

3.18.5 To keep the Parking Spaces in a clean and tidy condition and free from oil waste and offensive matter or things whatsoever

3.19        LANDLORD'S COSTS

            To pay to the Landlord on demand all reasonable costs and expenses (including legal costs stamp duty on any consents licences or duplicates bailiffs' fees and fees payable to a surveyor and any value added tax thereon) which may be properly incurred by the Landlord of and incidental to and or in contemplation of:

3.19.1 The preparation and service of any notice or of any proceedings under Section 146 and 147 of the Law of Property Act 1925 (notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court); and

3.19.2 The preparation and service of a Schedule of dilapidations during or upon the determination of the Term; and

3.19.3 The recovery of arrears of rent or any other sums payable hereunder and proceedings in connection therewith; and

3.19.4 The grant or refusal of consent upon any application by the Tenant pursuant to the provisions of this Lease (including cases where the application is withdrawn)

3.19.5 Any valuation of the Demised Premises for the purpose of ascertaining the reinstatement cost thereof from time to time for insurance purposes

3.20        INDEMNITY TO LANDLORD

            To keep the Landlord fully and effectually indemnified from and against all expenses proceedings costs claims damages demands and any other liability whatsoever either:-

3.20.1 In respect of any injury to or death of any person or damage to property (real or personal) the infringement disturbance or destruction of any right easement or privilege arising -directly or indirectly out of:

            (i) The state of repair and condition of the Demised Premises any alteration thereto or the user thereof or work carried out or in the course of being carried out to the Demised Premises

            (ii) Anything now or hereafter attached to or projecting from the Demised Premises

            (iii) Any matters arising out of or in resect of the provisions of Section 4 of the Defective Premises Act 1972 or any statutory modification or re-enactment thereof for the time being in force (so far as such matters are not the direct responsibility of the Landlord under the terms of this Lease); or

3.20.2 In respect of the breach by the Tenant of any of its obligations under this Lease or

3.20.3 In respect of any act by the Tenant or other occupier for the time being of the Demised Premises or any agent servant employee licensee or invitee of the Tenant or other the occupier for the time being of the Demised Premises

3.21        RELETTING VIEWING, ETC.

            To permit the Landlord and its surveyors or agents or others having authority from the Landlord at any time and upon reasonable prior notice during the six months preceding the determination of the Term whether by effluxion of time or otherwise and at any time during the Term in relation to the Landlord's reversionary interest in the Demised Premises to enter upon the Demised Premises and to put out and maintain without interference such "To Let" and "For Sale" boards upon the Demised Premises and to permit persons with written authority from the Landlord or his agents to view the Demised Premises at reasonable times in the daytime

3.22        MAKING GOOD BREACH OF COVENANT

            In relation to any breach of any of the covenants on the part Tenant herein contained immediately upon notice in writing from the Landlord requiring it so to do to remedy the breach and make good and restore the Demised Premises to the state and condition thereof before the breach by the Tenant as directed by the Landlord and if the Tenant shall neglect to do so for seven days after such notice it shall be lawful for the Landlord his servants agents and workmen to enter upon the Demised Premises to remedy the breach and to make good and restore the same to the state and condition existing before the breach and all expenses of so doing including surveyors' architects; and legal fees shall be repaid to the Landlord by the Tenant on demand

3.23        APPLICATION TO LANDLORDS AGENT

            Where the consent of the Landlord is required hereunder for any matter or thing to make application for such consent to the Landlord's Agent or as the Landlord's Agent may direct

3.24        TO YIELD UP

            At the expiration or sooner determination of the Term peaceably and in good repair and condition in accordance with the Tenant's covenants to surrender and yield up the Demised Premises to the Landlord together with all fixtures and additions (other than trade or tenant's fixtures which may be removed subject to the Tenant making good all damage caused by such removal to the satisfaction of the Landlord) AND (if so required by the Landlord at the Tenant's own expense) to reinstate the Demised Premises to the satisfaction of the Landlord to the condition existing before any alterations additions or erections were carried out pursuant to Clause 3.10.1 the Tenant forthwith and in proper and workmanlike manner making good all damage occasioned thereby

3.25        NOTICE OF DEATH

            Within 21 days of the death during the Term of any person who has or shall have guaranteed to the Landlord the payment of the rents hereinbefore reserved and the covenants conditions and agreements herein contained and on the Tenant's part to be observed and performed to give notice thereof in writing to the Landlord and if so required by the Landlord at the Tenant's expense in all respects to procure some other person acceptable to the Landlord to execute a guarantee in the same form as is herein contained PROVIDED ALWAYS that if the Tenant shall be a company of which such deceased guarantor was a director the Landlord may require some other director of such Company (including such person (if any) as may be appointed to fill the place of such deceased director) to execute such guarantee as aforesaid

3.26        COMPLIANCE WITH FREEHOLD COVENANTS

            To observe and perform at all times during the Term the covenants conditions exceptions reservation declarations agreements and stipulations and all other matters contained or referred to in the property and charges registers of title No BK 248793 so far as the same relate to the Demised Premises

4.          LANDLORD'S COVENANTS

            The Landlord HEREBY COVENANTS with the Tenant to observe and perform the following conditions and obligations:-

4.1         QUIET ENJOYMENT

            That the Tenant paying the rents hereby reserved and performing and observing the covenants on the part of the Tenant and the conditions and agreements herein contained shall peaceably hold and enjoy the Demised Premises during the Term without any

            Interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord

4.2         INSURANCE

            If and so long as and to the extent that the Tenant shall pay the amount or amounts payable by way of additional rent under Clause 2.2 hereof as aforesaid to insure and (unless the insurance so effected shall become void or voidable through or by reason of any act neglect or default of the Tenants or of the servants agents or visitors of the Tenant) to keep insured in the name of the Landlord the Demised Premises and all buildings erections and Landlord's fixtures (including boilers and pipes) of an insurable nature which at any time during the Term may be erected or placed upon or affixed to the Demised Premises against loss or damage by fire lightning thunderbolt explosion aircraft (other than hostile) aerial devices or articles dropped therefrom earthquake flood storm tempest or damage by impact of vehicles bursting or overflowing of water tanks apparatus or pipes riot civil commotion and malicious damage to underground water and gas pipes or electricity cables property owners liability and damage to plate glass windows and such other risks as the Landlord shall from time to time consider necessary in an insurance company or underwriters of repute in such sum as in the Landlord's opinion represents the full reinstatement value thereof from time to time throughout the Term (Provided that such value shall not be less than the sum which the Tenant (by notice in writing to the Landlord) may from time to time require) together with architect's surveyors' and engineers' fees (based on such value and at the respective professional scales of charge (if any) from time to time in force) demolition and clearing costs together with insurance against loss of the Principal Rent for a period not exceeding three years having regard to potential increases of rent in accordance with the rent review provisions contained in this Lease AND in case of destruction or damage by any of the Insured Risks subject to all requisite consents permissions and licences being obtained and unrevoked unless payment of any monies under any policy of insurance shall be refused either in whole or in part by reason of any act neglect or default of the Tenant or of the servants agents or visitors of the Tenant to apply all policy monies received under -or by virtue of any such insurance as aforesaid (other than money received in respect of insurance against loss of rent) in repairing or reinstating the Demised Premises with all reasonable speed PROVIDED THAT such obligation to repair or reinstate the Demised Premises shall be deemed to have been complied with if such works are carried out using -materials of a similar or improved quality type of specification and/or making such modifications or changes in the design layout specifications or otherwise of the Demised Premises as shall in the Landlord's opinion be reasonably necessary to comply with any Act or Acts of Parliament for the time being in force or any instrument regulation or order made thereunder

4.3         SERVICES

            Subject to the Tenant paying the Service Rent at the times and in the manner specified to use its reasonable endeavours and in accordance with the principles of good estate management to carry out or procure the carrying out of the Services Provided nevertheless that the Landlord shall not be liable for any loss or damage to the Tenant on account of any delay or stoppage in connection with the performance or observance of such obligations or for any omission to perform the same due to any cause or circumstances not within the Landlord's control but the Landlord shall take all practicable steps to remedy and make good the same as soon as reasonably possible after notification thereof

5.          PROVISOS

            PROVIDED ALWAYS and IT IS HEREBY AGREED AND DECLARED and these presents are made upon the express condition that:-

5.1         FORFEITURE

            If the said rents or any part thereof shall be unpaid for 21 days after any of the days hereinbefore appointed for payment thereof (whether the same shall have been formally demanded or not) or if the Tenant while the Demised Premises or any part thereof remain vested in it (being a company) shall be wound up compulsorily or voluntarily (except for a reconstruction or amalgamation previously approved in writing by the Landlord such approval not to be unreasonably withheld) or shall have a Receiver appointed or (being an individual or if more than one individual then any one of them) shall become bankrupt or shall have a Receiving Order made or shall make any assignment for the benefit of creditors or make any arrangements with creditors for the liquidation of debts by composition or otherwise or shall suffer any distress or execution to be levied on the Tenant's goods (which is not paid out within 21 days) or if any covenant on the Tenant's part herein contained shall not be performed or observed then and in any of the said cases -and thenceforth it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord in that behalf at any time thereafter to re-enter the Demised Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine without prejudice to any right of action or remedy of either party in respect of any antecedent breach of any of the covenants by the other party herein contained

5.2         NON-WAIVER OF BREACH OF COVENANT

            No acceptance of or demand or receipt for rent by the Landlord his bankers or agents after knowledge or notice received by the Landlord or his agents of any breach of the Tenant's covenants herein contained or implied shall operate as a waiver in whole or in part of any such breach or of any of the Landlord's rights of forfeiture or re-entry in respect thereof but that any such breach shall for all the purposes of these presents be a continuing breach of covenant so long as such breach shall be subsisting and so that no person taking any estate or interest under the Tenant shall be entitled to set up any such acceptance of or demand or receipt for rent as a defence in any action or proceedings by the Landlord

5.3         INTEREST ON ARREARS

            If the rents or any other sums hereby reserved or made payable or any part thereof shall not be discharged on the date when they become payable (whether formally demanded or not) then in addition and without prejudice to the right of re-entry in paragraph 5.1. of this Clause or to any other remedy herein contained or by law vested in the Landlord the Landlord shall be entitled to charge interest on the unpaid rent or other sum or sums (as the case may be) from the date on which it becomes due to the date on which the arrears are paid in full or until the date on which re-entry is effected (as the case may be) on a day to day basis and compounded on the usual quarter days at a rate 4 per cent per annum above the base lending rate of National Westminster Bank P.L.C. for the time being in force (or above any rates which may replace the same)

5.4         RECOVERY OF SUMS DUE

            In the event of the non-payment by the Tenant to the Landlord of any moneys due to the Landlord hereunder on the day due for payment such moneys shall be recoverable by the Landlord as rent in arrear

5.5         LANDLORD'S RIGHT TO BUILD, ETC

            The Landlord shall have the full and free right to deal in any manner with any premises property or land adjoining adjacent or neighbouring to the Demised Premises (whether on the Estate or not) or to erect or suffer to be erected upon such adjoining adjacent or neighbouring premises property or land any buildings whatsoever whether such buildings shall or shall not affect or diminish the light or air which may now or at any time during the Term be enjoyed by the Tenant or other the occupier of the Demised Premises and -in particular but without prejudice to the generality of the foregoing the Landlord shall in no way be restricted or bound by the plot scheme or layout of the Estate which may be shown on any plans at any time prepared with regard thereto

5.6         AGAINST ACQUISITION OF EASEMENT, ETC

            The Tenant shall not be or become entitled to any right of light or air to the Demised Premises or to any other right easement or quasi-easement whatsoever (other than those expressly hereby granted) which would or might restrict or interfere with the use for building or any other purposes of any adjoining or neighbouring land of the Landlord (whether or not forming part of the Estate)

5.7         SERVICE OF NOTICES

            In addition to any other prescribed mode of services any notice required to be served hereunder shall be validly served if served in accordance with Section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Services Act 1962) or (in the case of the Tenant) if left addressed to it (or if there be more that one then to any one of them) on the Demised Premises or sent to it him or any of them by post or left at the last known address or addresses of it him or any of them in England

5.8         CONCERNING USER

            Nothing in this Lease shall be deemed to constitute a warranty by the Landlord that the Demised Premises or any part thereof are authorised for use under the Planning Acts for any specific purpose or that the same are fit or useable or authorised for any purpose or in any other manner or way

5.9         MANAGEMENT OF COMMON PARTS

            The Common Parts shall at all times be subject to the exclusive control and management of the Landlord who shall be entitled to alter stop up diver or otherwise use any part thereof leaving available for use by the Tenant reasonable means of enjoyment thereof

5.10        RENT ABATEMENT

            If at any time or times during the term the Demised Premises or any part thereof shall be destroyed or damaged by any of the Insured Risks so as to be unfit for occupation and use in manner hereby authorised and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of the policy monies refused in Whole or in part in consequence of any act neglect or default of the Tenant or of its lessees or of its or their respective servants agents or visitors the Principal Rent or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises shall have again been rendered fit for occupation and use in manner aforesaid by the Tenant or until the expiration of a period of three years from the date of such destruction or damage (whichever shall be the earlier) and in the case of dispute as to the proportion or period of such abatement the same shall be determined by same independent competent person acting as an arbitrator and appointed upon the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors and the provisions of the Arbitration Act 1996 or any other statutory provision for the time being in force shall apply thereto

5.11        DISPUTES

            Any dispute arising as between the Tenant and the lessees tenants or occupiers of adjoining or neighbouring premises belonging to the Landlord relating to any easement right or privilege in connection with the Demised Premises or relating to the party or other walls of the Demised Premises or as to the amount of any contribution towards the expenses of works to services used in common shall be referred to the Landlord whose decision shall be binding upon all parties to the dispute

5.12        COMPENSATION

            Subject to the provisions of Section 38(2) of the Landlord and Tenant Act 1954 (as amended by the Law of Property Act 1969) neither the Tenant nor any assignee or under lessee shall be entitled on quitting the demised premises to any compensation under Section 37 of the said Landlord and tenant Act

5.13        PARTY WALLS

            The walls dividing the Demised Premises form adjoining premises comprised within the Development are party walls within the meaning of Section 38 of the Law of Property Act 1925 and shall be maintained and repaired accordingly

5.14        DISPOSAL OF LANDLORDS INTEREST

            The Landlord shall not be liable to the Tenant for any breach non-performance or nonobservance of the Landlord's covenants or the conditions provisions agreements and declarations contained hereinafter after the Landlord shall have disposed of the Landlord's interest in the demised premises

5.15        SCHEDULE OF DILAPIDATIONS

            In respect of the Schedule of Dilapidations relating to the Demised Premises dated October 1998 and served upon the Tenant with Messrs Trowers & Hamlins' letter of 26th October 1998:

5.15.1 the Tenant shall be under no obligation to remove the mezzanine floors referred to in such notice and the same shall upon the execution of this Lease become (at least as between the Landlord and the Tenant) Landlord's fixtures and fittings and the said mezzanine floors shall be taken into account in determining the Reviewed Rent pursuant to the Fourth Schedule to this Lease; and

5.15.2 unless the Landlord and the Tenant shall otherwise agree all other items of dilapidations mentioned on such notice save for those listed below shall be remedied by the Tenant within 6 months of the date of this Lease:

            (i) removal of Tenant's signage to car parking areas;

            (ii) removal of aerial and coaxial cabling;

            (iii) removal of Tenant's signage and associated electrical floodlights; and

            (iv) removal of telecommunications cabling

5.16        WHOLE AGREEMENT

            This Lease is the complete and exclusive statement of the Agreement between the Landlord and Tenant relating to the Demised Premises and supercedes all previous communications representations and arrangements written or oral between the Landlord and the Tenant

6.          SURETY'S COVENANT

            The Surety (in consideration of this demise made at the request of the Surety) hereby covenants with the Landlord that:

6.1 The Tenant will pay the rents reserved and discharge the other obligations of the Tenant under this Lease whether before or after any disclaimer of the Lease

6.2 If a trustee in bankruptcy of the Tenant or a liquidator of the Tenant (as the case maybe) disclaims this Lease or if it is forfeited or if this Lease vests as bona vacantia then the Landlord may within three months after such disclaimer or forfeiture or vesting by written notice require the Surety to take a lease of the Demised Premises for a term equal to the residue of the term granted by this Lease immediately before such disclaimer or forfeiture or vesting and on the same terms as this Lease (such lease to take effect from the date of such disclaimer or forfeiture or vesting at rents corresponding with those payable under this Lease in respect of the period immediately before such disclaimer or forfeiture or vesting but subject to review at the same times as those at which reviews would have occurred had this Lease remained in existence) and the Surety will take up such lease and execute and deliver to the Landlord a counterpart of it and will pay the Landlord's proper costs and expenses of and incidental to its grant

6.3 If the Landlord does not require the Surety to take a lease of the Demised Premises pursuant to clause 6.2 the Surety will nevertheless upon demand pay to the Landlord a sum equal to the rents and other payments that would have been payable under this Lease but for the disclaimer or forfeiture or vesting or until the earlier of (a) the date 6 months after the date of disclaimer or forfeiture or vesting or (b) the date on which the Demised Premises are relet

6.4 Anything done omitted or agreed by the Tenant is done omitted or agreed with the concurrence of the Surety


6.5 The Surety will not be entitled to participate in any security held by the Landlord in respect of the Tenant's obligations to the Landlord under the Lease until the obligations on the part of the Surety or of the Tenant under the Lease have been performed or discharged


6.6 The Surety will not be released or discharged by time or indulgence being given to or any arrangement or alteration of terms being made with the Tenant or any other person or by -any release or dealing by the Landlord or by any act omission or thing whatsoever whether with or without the express or implied consent of the Surety whereby the Surety as a surety only might have been released or discharged


6.7 The Surety will be liable to the Landlord as sole or principal debtor or covenant or for the Tenant's obligations in this Lease:


6.7.1       while the Tenant is bound by the tenant covenants in this Lease and

6.7.2 for any period during which the Tenant is liable under an authorised guarantee agreement entered into by the Tenant with the Landlord pursuant to clause 3.13

6.8 The provisions of this clause 6 are for the benefit of the Landlord and its successors in title without the need for any express assignment

7.          NEW LEASE

            This Lease is a new tenancy for the purpose of Section 1 of the Landlord and Tenant -(Covenants) Act 1995


8.          BREAK OPTION

8.1 If the Tenant wishes to determine the Term on the 25 December 2003 25 December 2008 25 December 2012 and 25 December 2018 ("THE BREAK DATE") and gives to the Landlord not less than six months' prior written notice to that effect and provided that if the Tenant has served the notice the Tenant has up to and including the Break Date
            (i) paid the rents (ii) performed and observed the covenants on its part and the conditions contained in this Lease (iii) pays to the Landlord nine months rent at the rate passing under this Lease at the time of service of the said notice and (iv) on the Break Date gives to the Landlord full vacant possession of the Demised Premises in accordance with its covenants contained in this Lease then this Lease shall cease and determine on the Break Date but without prejudice to any claim by the Landlord against the Tenant in respect of any antecedent breach of any covenant or condition contained in this Lease

8.2         If any other person other than the Tenant shall:-

8.2.1       apply to the court for relief against forfeiture; or

8.2.2       obtain relief against forfeiture; or


8.2.3 apply to the Court for an Order vesting the Lease dated 5th January 1988 made in respect of the Demised Premises within 6 months of the date of this Lease then the Tenant may upon giving written notice to the Landlord determine the Term without liability on the part of the Tenant save for any non-payment by the Tenant of any of the rents reserved by this Lease in respect of the period prior to the service of such notice and upon service of such notice this Lease shall cease and determine save for the provisions of this clause and the Landlord will reimburse the Tenant for all reasonable and proper legal costs incurred by the Tenant in the taking of this Lease


9.          STAMP DUTY CERTIFICATE

            The Landlord and the Tenant certify that there is no agreement for Lease (or talk) to which this Lease (or talk) gives effect

IN WITNESS whereof the Landlord and the Tenant have caused their respective Common Seals to be hereunto affixed and the Surety has hereunto set his hand and seal the day and year first before written


                               THE FIRST SCHEDULE
                          PART 1: THE DEMISED PREMISES

ALL THAT the land situate at Park Village Langley Business Park Station Road Langley Berkshire which land is shown edged red on the Plan Together with the buildings from time to time erected thereon or on some part thereof and known as Cookham House Park Village TOGETHER WITH the Landlord's fixtures and fittings and the Service Media exclusively serving the same and including (but not limited to):-


(a) the walls enclosing and within the same but in the case of any wall dividing the same from any adjoining premises one half of such wall severed vertically and

 (b)        the floors and foundations thereof and

 (c)        the roof or roofs covering the same and

 (d)        the porch forming part of the same



                               THE SECOND SCHEDULE
                   RIGHTS AND EASEMENTS GRANTED TO THE TENANT


1. To pass and repass with or without vehicles (i) over the estate road leading from Station Road Langley to the Estate and (ii) over the forecourt and service areas within the Estate and on foot only over the footpaths now or at any time hereafter during the Term constructed on the Estate for the purpose of access to or egress from the Demised Premises and the Parking Spaces PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED that if at any time during the Term and in its absolute discretion the Landlord shall desire to alter stop up or re-route the said forecourt service areas or footpaths or any part or parts thereof the Landlord shall have full right and liberty so to do but at its own expense and subject to the Landlord leaving available for use at all times by the Tenant reasonable uninterrupted and adequate means of access to the Demised Premises the position of such access (except in case of emergency) being previously notified in writing to the Tenant by the Landlord or his agents


2. The free passage of water soil electricity gas telephone and other services to and from the Demised Premises through the Service Media now or at any time during the said Term serving the Demised Premises


3. A right of support and protection for the benefit of the Demised Premises as is now enjoyed from the other premises of the Estate


4. The exclusive right to use the Parking Spaces in accordance with the provisions of Clause 3.18 hereof



                                 THIRD SCHEDULE
                           EXCEPTIONS AND RESERVATIONS


1. The free and passage and running of water soil gas electricity and other services from and to other parts of the Estate or any adjoining adjacent or neighbouring premises property or land which may now or hereafter during the Term belong to the Landlord through the Service Media which are now or may at any time during the Term be upon over through or under the Demised Premises with the right to construct and maintain new services and to connect up to the Service Media


2. A right of support and protection for any adjoining or neighbouring land and buildings of the Landlord

3. The right to enter (after reasonable notice except in case of emergency) upon the Demised premises at all reasonable times for the purpose of constructing and laying new Services or Service Media for the benefit of other parts of the Estate or of any such adjoining adjacent or neighbouring premises property or land and making connections to inspecting repairing cleansing maintaining altering replacing relaying or renewing any Service Media the person or persons exercising such right making good to the reasonable satisfaction of the Tenant all damage to the Demised Premises thereby occasioned


4. The full right to execute works and repairs and to make erections upon or to erect rebuild or alter other premises within the Estate notwithstanding that the access of light and air to the Demised Premises may thereby be affected or diminished


5. The right to affix and retain on the exterior of the Demised Premises and run wires and cables thereto such lamps and other apparatus for illuminating the Common Parts or otherwise together with such directional or other signs as the Landlord shall reasonably require and the right of access thereto for the purpose of maintaining repairing renewing - or otherwise dealing with the same person or persons exercising such right making good to the reasonable satisfaction of the Tenant all damage to the Demised Premises thereby. occasioned


6. The right to enter after reasonable notice (except in case of emergency) upon the Demised Premises at all reasonable times for


6.1 all purposes connected with or arising from the provisions of the services and


6.2      inspecting the condition and state of repair thereof and


6.3 carrying out any works (whether of repair or otherwise) for which the Landlord or the Tenant is liable under this Lease and


6.4 carrying out any works (whether of construction repair or otherwise) to any premises property or land adjoining adjacent or neighbouring to the Demised premises or to any party structure sewer drain or other thing used or capable of being used by the Tenant in common with others


         The person or persons exercising the rights making good to the reasonable satisfaction of the Tenant all damage to the Demised Premises thereby occasioned


7. All such rights to enter on the Demised Premises and other rights powers and privileges of whatsoever kind as are expressed to be conferred on or excepted or reserved to the Landlord under the covenants on the part of the Tenant and the provisos in this Lease contained

8. The right for the Landlord from time to time to make add to or amend reasonable regulations for the preservation and/or control of the Common Parts and/or control of the Common Parts and access thereto and movement of vehicles within the Estate and other amenities of the Estate or any part thereof or for the general convenience of occupiers of the Premises from time to time forming part of the Estate



                               THE FOURTH SCHEDULE
                                   RENT REVIEW


1. For the purposes of this Schedule the following expressions shall bear the following respective meanings:-


1.1      "THE REVIEW DATE"          means 25th December 2003

1.2      "the Current Rent"         means pound sterling 60,000.00 for the
                                    period up to 25th December 2003 and
                                    thereafter in relation to any subsequent
                                    Review Date rent at the rate per annum
                                    applicable in the year immediately preceding the Review Date in question


1.3      "THE REVIEWED RENT"        means the greater of the annual rent payable
                                    hereunder -during the period immediately prior to the Review Date in question and the open market rack rental value of the Demised
                                    Premises and based on the assumption that the Demised Premises consist of offices without any fine-or -premium on the Review
                                    Date in question for a term of years
                                    commencing on that Review Date equivalent in length to the Term ascertained as between a willing landlord and a willing tenant with vacant possession on the terms of this Lease
                                    (including this Schedule but save as to the amount of rent then payable) upon the supposition that the Tenant has complied with its obligations under this Lease but disregarding the following namely:-


1.3.1 Any effect on rent of the fact that the Tenant or any sub-tenant has been in occupation of the Demised Premises; and


1.3.2 Any goodwill attached to the Demised Premises by reason of the carrying on thereat of the business of the Tenant and

1.3.3 Any effect on rent of any improvement carried out before or after the commencement of the Term with the prior consent in writing of the landlord and at the expense of the Tenant and otherwise than in pursuance of any obligation to the Landlord whether under this Lease or otherwise


1.3.4    Damage by fire or other insured risk


1.3.5 Any restraint or restriction on the right to recover rent imposed by or by virtue of any Act of Parliament


         AND references to the Review Date and to the Reviewed Rent shall where the context admits be taken respectively to refer to a particular Review Date and to each particular Review Date as the case may be and to the Reviewed Rent at that Review Date and at each particular Review Date as the case may be


2.       The Landlord and the Tenant may agree the Reviewed Rent as at a Review
         Date


3. So long as any such agreement has not been reached and either before (but not more than three months before) or after the Review Date either the Landlord or the Tenant after written notice to the other of its intention so to do may request the President for the time being of the Royal Institution of Chartered Surveyors to appoint a competent independent person to act as an arbitrator or to determine the Reviewed Rent as at that Review Date and the arbitration shall be conducted in accordance with the Arbitration Acts 1996 or any statutory modification or re-enactment thereof for the time being in force


4. If the said President shall for any reason not be available or be unable or fail to make such appointment the appointment may be made by the Vice President or next senior officer of the said Institution then available and able to make such appointment or if no such officer of the said Institution shall be so available and able or if such officer shall fail to make such appointment by such officer of such professional body as the Landlord shall designate


5. If the Surveyor shall fail to determine the Reviewed Rent within three months after the date of his appointment or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties hereunder the Landlord or the Tenant may apply to the said President or other persons hereinbefore provided for a substitute to be appointed in his place which procedure may be repeated as many times as necessary


6. The Reviewed Rent shall if agreed or determined on or before the Review Date be payable therefrom and if agreed or determined after the Review Date be payable from the date of such agreement or determination and in each such case until superseded (if at all) by any further Reviewed Rent and in each case quarterly in advance on the usual quarter days

7. If the Reviewed Rent is agreed or determined after the Review Date the Tenant shall:-


7.1 Continue to pay at the rate of the Current Rent quarterly in advance on the usual quarter days until superseded pursuant to paragraph 6


7.2 Pay to the Landlord as additional rent within seven days after the agreement or determination of the Reviewed Rent a sum equal to the amount (if any) by which the aggregate of the equal quarterly instalments of the Reviewed Rent which would have been payable in respect of the period commencing on that Review Date and ending immediately before the usual quarter day next following the date of agreement or determination had the reviewed Rent been so agreed or determined before that Review Date exceeds the payments made by the Tenant under sub-paragraph 7.1 above in respect of the same period; and together with interest thereon from the Review Date until the date of payment at the rate of three per cent per annum above the base lending rate of National Westminster Bank Plc for the time being in force (or above any rate which may replace the same) and compounded on the usual quarter days


8. Forthwith after each Reviewed Rent has been agreed or determined (whether or not as -aforesaid) the Landlord and the Tenant shall execute in duplicate a Memorandum under hand (to be prepared by the Landlord's Solicitors at the expense of the Tenant) recording the amount of the Reviewed Rent


9. If and so long as by law any limit is imposed on rent payable under this Lease then paragraph 6 and 7 of this Schedule shall take effect subject to any such limitation but the procedures for the ascertainment of the Reviewed Rent shall not (unless and so far as the law otherwise requires) be displaced and in the ascertainment of the Reviewed Rent all restrictions whatsoever relating to rent or to security of tenure contained in any statute or orders or regulations thereunder and any directions thereby given relating to any method of determination of rent shall (so far as may be permitted by law) be disregarded



                               THE FIFTH SCHEDULE
                                THE SERVICE RENT



1.       The Service Costs for each Accounting Period shall be the sum of:-


1.1 The costs and expenses of and incidental to the provision by the Landlord of the Services and the observance by the Landlord or its covenants and obligations in this Lease


1.2 Contributions determined by the Landlord's Agent as appropriate to such items of expenditure as:

1.2.1    are not of annual nature


1.2.2 will be incurred in the future by the Landlord pursuant to its covenants in Clause 4 hereof whether during or after the Term (and if after the Term on the assumption that those -covenants exist); and


1.2.3 are certified by the Landlord's Agent as items for which it is reasonable to make provision


         PROVIDED ALWAYS and it is hereby agreed such part of the Service Rent as is paid under paragraph 1.2.1 above shall be held by the Landlord on trust to apply in the provision of the Services


2. The Tenant shall pay to the Landlord the Service Rent in manner following that is to say:-


2.1 The Tenant shall if required by the Landlord with every quarterly payment of rent herein reserved pay to the Landlord such sum in advance and on account of the Service Rent as the Landlord or the Landlord's Agent shall specify at its discretion to be fair and reasonable interim payment PROVIDED ALWAYS that the first payment hereunder shall be made on the date hereof and shall be an apportioned amount in respect of the period from the 10th November 1987 to the quarter day next following the date hereof


2.2 As soon as practicable after the end of each Accounting Period the Landlord's Agent will supply to the Tenant a certificate summarising the Service Costs for the Accounting Period and the Service Rent payable by the Tenant (due credit being given for all interim payments on account made by the Tenant) and save for any manifest error the certificate shall be conclusive evidence of the matters which it purports to certify


2.3 Within 14 days after the service of the said certificate the Tenant shall pay to the Landlord the amount of the Service Rent or any balance payable by the Tenant or (as the case may be) there shall be allowed by the Landlord to the Tenant on account of the Service Rent payable for the following year any amount overpaid by the Tenant


3. Any omission by the Landlord to include in the said certificate for an Accounting Period a sum expended or a liability incurred in that year shall not preclude the Landlord from including such sum or the amount of such liability in the said certificate for any subsequent Accounting Period or Periods


4. At the end of each Accounting Period the Landlord shall have the right to review and to alter the Service Rent provisions as circumstances require and in such event shall give notice in writing to the Tenant setting out the provisions for payment and collection of the Service Rent for the next ensuing Accounting Period

                               THE SIXTH SCHEDULE
                                  THE SERVICES



1. The maintenance repair renewal decoration lighting and cleaning of the Common Parts including:


1.1 repairing maintaining cleaning rebuilding and lighting the service roads and footpaths serving the Estate and the roadways footpaths visitors car parking areas landscaped areas and any boundary walls fences hedges gates entrances and signs now or at any time during the Term constructed on the Estate and any of the Service Media or other services or fittings relating thereto which may from time to time throughout the term be over in under or through the Estate and any adjoining adjacent or neighbouring premises property or land including the point of connection with public services whether outside the Estate or not and any other easements or facilities used or capable of being used in common with the occupiers of any premises property or land adjoining adjacent or neighbouring to the Estate


1.2 the provision maintenance repair and renewal of an estate board serving the Estate and the display thereon of the tenants' names and businesses


1.3      the cultivation of any planted landscaped or grassed part of the Estate


1.4 the cost of and incidental to doing and executing or causing to be done and executed all such acts and things and works as are or may be under or by virtue of any Act or Acts of Parliament for the time being in force or any instrument regulation or order made thereunder or by any Local or other competent authority be directed or required to be done or executed upon or in respect of the Estate or any part thereof for the user thereof or employment or residence therein of any person or persons or fixtures or fittings chattels goods machinery plant or other things thereon save where such acts and things and works are the responsibility of any tenant for the time being under a lease or any part of the Estate


1.5 all fees charges expenses and commissions in respect of the administration and management of the Estate or payable to any solicitor accountant valuer surveyor agent or architect or any of them whom the Landlord may from time to time employ in connection with the administration or management of the Estate including the cost of preparing and causing to be prepared a certified statement of the Service Costs (as referred to in the Fifth Schedule hereto) and auditing the same


1.6 the costs of carrying out all other work or providing goods and services of any kind whatsoever which the Landlord may from time to time reasonably consider necessary or desirable for the purpose of maintaining or improving the Estate in the interest of the tenants thereof including such sum or sums as the Landlord shall in its discretion think fit as being a reasonable provision or reserve for expenditure anticipated or likely to be incurred in the future in connection with the matters mentioned in this Schedule or any of them


1.7 all existing and future rates taxes charges assessments duties impositions and outgoings whatsoever whether parliamentary parochial local or of any other description which are now or shall at any time during the Term be rated taxed charged assessed imposed upon or payable in respect of the Estate or any part thereof (but excluding the Demised Premises or any part or parts of the Estate which is let or intended to be let at a profit Rent) or upon or payable by either the owner or occupier in respect thereof including (but without prejudice to the generality of the foregoing) Value Added Tax or any similar or substituted tax and any such rates taxes charges assessments duties impositions and outgoings which may be attributable to the Estate in respect of any premises property land thing or facility which is or are used or capable of being used for the benefit of the Estate


2. The cost to the Landlord of complying with the covenants on its part contained in a Deed of Covenant originally dated 18th July 1986 and made between Langley Business Park Limited and others


3. The insurance of such parts of the Estate as shall be used in common by the various tenants of the Estate and the provision of insurance for any staff employed by the Landlord in the management and maintenance thereof together with public liability insurance


4. Such other services including the provision of such staff (including gatemen gardeners and caretakers) for the maintenance and management of the Common Parts and of the Estate as a whole and the provision of such accommodation and equipment and the obtaining of such professional advice and services as shall in each case in the reasonable opinion of the Landlord be necessary or desirable for the general benefit of the land and Units forming part of the Estate and of the occupiers thereof

                                SEVENTH SCHEDULE

              AUTHORISED GUARANTEE AGREEMENT AND LICENCE TO ASSIGN


                            DATED              199_





                    [                                     ]


                                     - AND -

                    [                                     ]


                                      -AND-


                    [                                     ]





                         AUTHORISED GUARANTEE AGREEMENT
                              AND LICENCE TO ASSIGN



                                TROWERS & HAMLINS
                                  Sceptre Court
                                  40 Tower Hill
                                 London EC3N 4DX

THIS AUTHORISED GUARANTEE AGREEMENT AND LICENCE TO ASSIGN made.by deed
the                                day of                             199


BETWEEN


(1)  [            ] [whose registered office is at] [Company Registration No.]
     [of]                                             (the "GUARANTOR")


(2)  [            ] [whose registered office is at] [Company Registration No.]
     [of]                                             (the "LANDLORD")


(3)  [            ]  [whose registered office is at] [Company Registration No.]
     [of]                                              (the "ASSIGNEE")


WITNESSESS as follows:


1.       DEFINITIONS

         In this Deed the following expressions have the meanings specified:


         "THE LEASE"
         a lease dated [           ] and made between [                    ] (1)
         [                               ] (2) and    [                    ] (3)


         "THE ACT"
         the Landlord and Tenant (Covenants) Act 1995


         "TENANT COVENANTS"
         has the same meaning as in Section 28(1) of the Act


         "THE TERM"
         has the same meaning as in the Lease


         The definitions and provisions as to interpretation in the Lease shall apply in this Deed where the context so admits


2.       RECITALS


2.1 The Lease provides that the consent of the Landlord is required to an assignment of the Lease


2.2      The Guarantor wishes to assign the Lease to the Assignee

2.3 The Landlord has agreed to give consent to the assignment to the Assignee on condition that the Guarantor enters into this Deed


3.       COVENANTS BY THE GUARANTOR


         In consideration of the Landlord's consent to the assignment of the Lease to the Assignee the Guarantor as sole or principal debtor covenants with the Landlord that for the period during which the Assignee is bound by the tenant covenants of the Lease:



3.1 The Assignee will pay the rents reserved and observe and perform the covenants and other terms of the Lease on the part of the tenant to be observed and performed both before and after any disclaimer of the Lease by any liquidator or trustee in bankruptcy or by the Crown



3.2 If a trustee in bankruptcy or a liquidator of the Assignee (as the case may be) disclaims the Lease or if it is forfeited or vests as bona vacantia then the Guarantor will if so required by notice served by the Landlord within six months of the Landlord becoming aware of such disclaimer or forfeiture take from the Landlord a lease of the Demised Premises for the residue of the term of the Lease immediately before the date of the disclaimer or forfeiture (on the assumption that the disclaimer or forfeiture has not occurred) on the same terms and conditions as the Lease mutatis mutandis (such lease to take effect from the date of the disclaimer or forfeiture at the rents then payable under the -Lease subject to review on the Dates of Review and the Guarantor will execute and deliver to the Landlord a counterpart of the new lease and will pay the Landlord's costs and expenses of and incidental to its grant


3.3 If the Landlord does not require the Guarantor to take a lease of the Demised Premises under clause 3.2 and if the Guarantor does not take an overriding lease under Section 19 of the Act the Guarantor will nevertheless upon demand pay to the Landlord a sum equal to the rents and other payments that would have been payable under the Lease but for the disclaimer or forfeiture until the expiration of six months from such disclaimer or forfeiture


3.4 Anything done omitted or agreed by the Assignee is done omitted or agreed with the concurrence of the Guarantor


3.5 The Guarantor will not be entitled to participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under the Lease until the obligations on the part of the Guarantor or of the Assignee under the Lease have been performed or discharged


3.6 The Guarantor will be liable to the Landlord as sole or principal debtor or covenant or for all obligations on the part of the Tenant contained in the Lease and will not be released or discharged by time or indulgence being given to or any arrangement or alteration of terms being made with the Assignee or any other person or by any release or dealing by the Landlord or by any act omission or thing whatsoever whether with or without the express or implied consent of the Guarantor whereby the Guarantor as a guarantor only might have been released or discharged


4.       SUCCESSORS IN TITLE


         The provisions of this Authorised Guarantee Agreement and Licence shall enure for the benefit of the successors and assigns of the Landlord without the necessity for any assignment and the Landlord will have no liability whatsoever to the Guarantor or the Assignee after it shall have parted with the reversion of the Lease



5.       ACKNOWLEDGEMENTS



5.1 The Guarantor and the Assignee acknowledge that this Deed is an Authorised Guarantee Agreement within the meaning of Section 28(1) of the Act


5.2 The Assignee acknowledges that the conditions imposed in the Lease and in this Deed subject to which consent to assignment may be granted are reasonable


6.       CONSENT


         In consideration of the Guarantor's and the Assignee's covenants in this Deed the Landlord consents to the assignment of the Lease by the Guarantor to the Assignee


7.       SAVING PROVISIONS


7.1 The consent of the Landlord contained in this Deed shall not extend to any further assignment of the Lease and is given without prejudice to any of the tenant covenants and conditions in the Lease and shall determine absolutely if the assignment is not effected within two months of the date of this Deed


7.2.1 Any provision of this Deed rendered void by virtue of Section 25 of the Act is to be severed from all of the remaining provisions and the remaining provisions are to be preserved


7.2.2    If any provision of this Deed extends beyond the limits permitted by
         Section 25 of the Act that provision is to be varied so as not to extend beyond those limits


7.3      This Deed is made without prejudice to


7.3.1 any claim of the Landlord against the Guarantor for any breach of any covenant-or condition in the Lease prior to the assignment

7.3.2 any other guarantee surety or security which the Landlord may have or take in respect of the tenant covenants or conditions in the Lease



IN WITNESS of which the parties have executed the Deed and delivered it on the day and year first before written


TILE COMMON SEAL OF CHASELANDS                         )
LIMITED WAS HEREUNTO AFFIXED IN THE PRESENCE           )
of:-                                                   )


                                                  Director /s/ signature unknown


                                                 Secretary /s/ signature unknown